                                                                   Exhibit 10.72

                               COSMAR CORPORATION
                          RENAISSANCE COSMETICS, INC.
                               635 Madison Avenue
                            New York, New York 10022



                               As of May 29, 1996


Nomura Holding America Inc.,
Individually and as Collateral Agent
2 World Financial Center, Building B
New York, New York 10281-1198

Re: Amendment No.4 and Waiver to Note Purchase Agreement and Amendment No.2 to Security Documents

Ladies and Gentlemen:

         Reference is hereby made to the Note Purchase Agreement, dated as of December 21, 1994, as amended or otherwise modified by Waiver No. 1 to Note Purchase Agreement, dated as of December 22, 1994, Waiver No. 2 to Note Purchase Agreement, dated as of January 12, 1995, Waiver No. 3 to Note Purchase Agreement, dated as of February 28, 1995, Waiver No. 4 to Note Purchase Agreement, dated as of March 24, 1995, Amendment No. 1 and Waiver to Note Purchase Agreement, dated as of April 7, 1995 ("Amendment No. 1"), Amendment No. 2 to Note Purchase Agreement, dated as of September 8, 1995, Waiver to Note Purchase Agreement, dated as of September 18, 1995, Waiver to Note Purchase Agreement, dated as of December 22, 1995, Amendment No. 3 and Consent to Note Purchase Agreement, dated as of January 8, 1996, Limited Waiver to Note Purchase Agreement, dated as of February 13, 1996 (as so amended, the "Note Purchase Agreement"), each among Cosmar Corporation, a Delaware corporation (the "Company"), Renaissance Cosmetics, Inc., a Delaware corporation (the "Parent"), and Nomura Holding America Inc. (together with its successors and assigns, the "Purchaser"). All capitalized terms used in this amendment and waiver letter (this "Amendment") and not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement.

         A. Pursuant to a Plan and Agreement of Merger, dated as of March 25, 1996, and as permitted pursuant to Section 10.4 of the Note Purchase Agreement, each of Parfums, LPD, DPC and RII have merged (the "Merger") with and into New Dana, and New Dana has changed its name to "Dana Perfumes Corp.". In connection with the Merger, effective as of March 29, 1996, Parfums has assigned all its Intellectual Property to DPC pursuant to a Trademark Assignment dated March 29, 1996. The Company, the Parent and New Dana would like to amend certain of the schedules to

Amendment No. 4 and Waiver
to Note Purchase Agreement
Dated As of May 29, 1996
Page 2


the Note Purchase Agreement and the Security Documents to reflect the names or their Subsidiaries, the record ownership of the Capital Stock of such Subsidiaries and the respective places of business of such Subsidiaries after giving effect to the Merger and the purchase of the Capital Stock of Dana Brazil referred to below. The Company and the Parent have also requested a waiver of any default under Section 10.17 that may have resulted from their failure to give advance notice of such changes to the Purchaser.

         B. New Dana has exercised the option under the Dana Brazil Option Agreement and has purchased substantially all of the Capital Stock of Dana Brazil. The Company and the Parent have requested a waiver of any default under
Section 10.4 of the Note Purchase Amendment that resulted from their failure to obtain the Purchaser's prior consent to such purchase. The Company and the Parent have also requested a waiver of the requirement under Section 9.5 of the Note Purchase Agreement that Dana Brazil enter into mortgages in favor of the Collateral Agent with respect to the real property now owned by Dana Brazil.

         C. Pursuant to a Securities Purchase Agreement, dated as of May 29, 1996 (the "Securities Purchase Agreement"), among the Parent and CIBC WG Argosy Merchant Fund 2, L.L.C. ("CIBC"), the Parent has authorized the issuance of up to $20,000,000 aggregate liquidation value of its Senior Exchangeable Redeemable Preferred Stock, Series A, $.01 par value ("Senior Exchangeable Preferred Stock"). The Parent has requested a waiver of the requirements of Section 3.1(b) of the Note Purchase Agreement that the Net Cash Proceeds from the sale by the Parent of any of its Capital Stock be applied to prepay the Notes, in order to permit the Parent to retain 100% of the Net Cash Proceeds from the sale of up to $20,000,000 liquidation value of its Senior Exchangeable Preferred Stock to CIBC pursuant to the Securities Purchase Agreement and to use such proceeds for working capital purposes and to make a deposit or deposits of up to an aggregate of $600,000 in connection with the acquisition (or attempted acquisition) of Great American Cosmetics, Inc. (the "Great American Deposits"), and, at any time after the Parent has sold an aggregate of $20,000,000 liquidation value of its Senior Exchangeable Preferred Stock to CIBC pursuant to the Securities Purchase Agreement, to make an additional deposit or deposits in connection with any Pending Acquisition (as such term is defined in the Securities Purchase Agreement) ("Additional Deposits").

         D. The Company and the Parent have requested that the Purchaser amend the provisions of Section 10.12 and Section 10.19 of the Note Purchase Agreement in

Amendment No. 4 and Waiver
to Note Purchase Agreement
Dated As of May 29, 1996
Page 3


certain respects as they relate to periods ending on March 31, 1996, and the Purchaser has indicated it is willing to do so on the terms and conditions hereof.

         Accordingly, the Company, the Parent, and, by your acceptance hereof, the Purchaser and the Collateral Agent, hereby agree as follows:

         1. Amendments. Effective on and as of the Effective Date referred to below, the definition of the terms "New ACB", "New Dana" and "Wholly-owned Subsidiary" in the Note Purchase Agreement, Sections 10.12 and 10.19 of the Note Purchase Agreement, the Schedules to the Note Purchase Agreement, the Company Security Agreement (as amended by an Amendment, dated as of July 31, 1995), the Intellectual Property Security Agreement and the U.S. Subsidiary Security Agreement (as amended by an Amendment, dated as of July 31, 1995), between New Dana and the Collateral Agent (the "New Dana U.S. Subsidiary Security Agreement"), and Section 7.2 of the New Dana U.S. Subsidiary Security Agreement, respectively, are amended as follows:

                  (a)      Note Purchase Agreement.

                           (i) the definitions of the terms "New ACB" and "New
Dana" in Section 1.1 of the Note Purchase Agreement are deleted and replaced as follows:

                           "New ACB" means Houbigant (1995) Limited/Houbigant
                           (1995) Limitee, a Canadian corporation formerly known as 3088766 Canada Limited which is a direct Wholly-owned Subsidiary of the Company.

                           "New Dana" means Dana Perfumes Corp., a Delaware corporation and the surviving corporation in the merger of each of Parfums, LPD, DPC and RII with and into New Dana Acquisition Corp., a direct Wholly-owned Subsidiary of the Company.";

                           (ii) the definition of the term "Wholly-owned
Subsidiary" in Section 1.1 of the Note Purchase Agreement is amended by adding to the end of the clause, "other than director's qualifying shares," in the third line of said definition the following language:

Amendment No. 4 and Waiver
to Note Purchase Agreement
Dated As of May 29, 1996
Page 4

                           "or, in the case of any Foreign Subsidiary, shares representing not more than 1% of the outstanding Capital Stock of such Foreign Subsidiary which are owned of record by an officer of the Parent, the Company or such Foreign Subsidiary";

                           (iii) Section 10.12 of the Note Purchase Agreement is
amended by deleting the number "$500,000" from the parenthetical added to said Section by Section 2(c) of Amendment No. 1 and substituting the number "$600,000" in lieu thereof;

                           (iv) Section 10.19 of the Note Purchase Agreement is
amended as follows: (A) the ratio "1.50:1.00" appearing opposite the Fiscal Quarter Ended March 31, 1996, in subsection (a) of said Section is deleted and replaced by the ratio "1.15:1.00"; (B) the number "$26,000,000" appearing in clause (i) of subsection (b) of said Section is deleted and replaced by the number "$18,000,000"; (C) the ratio "4.00:1.00" appearing opposite the Fiscal Quarter Ended March 31, 1996, in subsection (c) of said Section is deleted and replaced by the ratio "7.25:1.00"; and (D) the amount "$16,000,000" appearing opposite the Measuring Date March 31, 1996, in subsection (d) of said Section is deleted and replaced by the amount "$15,500,000"; and

                           (v) Schedules 4.4 (Capital Stock), 4.6
(Subsidiaries), 4.29 (Places of Business), and 4.30 (Other Names) to the Note Purchase Agreement are replaced in their entirety by the Note Purchase Agreement Schedules 4.4, 4.6, 4.29 and 4.30 which are attached to this Amendment;

                  (b) Company Security Agreement. Schedule 2 (Pledged Stock) to the Company Security Agreement is replaced in its entirety by the Company Security Agreement Schedule 2 which is attached to this Amendment;

                  (c) Intellectual Property Security Agreement. Annex A (Trademarks) to the Intellectual Property Security Agreement is replaced in its entirety by the Intellectual Property Agreement Annex A which is attached to this Amendment; and

Amendment No. 4 and Waiver
to Note Purchase Agreement
Dated As of May 29, 1996
Page 5


         (d) New Dana U.S. Subsidiary Security Agreement.

                  (i) Section 7.2 of the New Dana U.S. Subsidiary Security Agreement is amended by adding the following new subsection (f) to the end of said Section immediately following clause (e) of said Section (added pursuant to the Amendment, dated as of July 31, 1995):

                           "(f) Brazilian Pledged Stock. Promptly upon becoming
                  entitled to receive the Pledged Stock of any Issuer organized under the laws of Brazil (each a "Brazilian Issuer"), the Subsidiary shall execute and deliver a pledge agreement in favor of the Collateral Agent in substantially the form of Annex III hereto (a "Brazilian Pledge Agreement") and shall promptly comply with each term and condition of such Brazilian Pledge Agreement, including, without limitation, to promptly register a copy thereof at the Registry of Commercial Companies of the Brazilian State of incorporation of such Brazilian Issuer.";

                  (ii) the New Dana U.S. Subsidiary Security Agreement is amended by adding the form of Brazilian Pledge Agreement attached hereto as Annex III thereto; and

                  (iii) Schedule 2 (Pledged Stock) to the New Dana U.S. Subsidiary Security Agreement is deleted and replaced in its entirety by the U.S. Subsidiary Security Agreement Schedule 2 which is attached to this Amendment.

         2. Waiver. Effective on and as of the Effective Date referred to below, the Purchaser waives

                  (a) the requirements under Section 3.1(b) of the Note Purchase Agreement solely to permit the Parent to retain 100% of the Net Cash Proceed from the sale of $20,000,000 liquidation value of its Senior Exchangeable Preferred Stock (and any Senior Exchangeable Preferred Stock issuable as a dividend on such Senior Exchangeable Preferred Stock) to CIBC pursuant to the Securities Purchase Agreement (the "Preferred Stock Sale"); provided that on any date on which any of such Net Cash Proceeds are received by the Parent, the Parent shall promptly contribute such Net Cash Proceeds to the

Amendment No. 4 and Waiver
to Note Purchase Agreement
Dated As of May 29, 1996
Page 6


Company to be used by the Company for working capital or other purposes permitted by the Note Purchase Agreement, including, without limitation, to prepay outstanding amounts under the Revolving Notes and to make the Great American Deposits and the Additional Deposits permitted hereunder (and the requirements under Section 9.10 or such other applicable provision of the Note Purchase Agreement, if any, which might prohibit the Parent from issuing and selling the Senior Exchangeable Preferred Stock to CIBC pursuant to the Securities Purchase Agreement and retaining the proceeds thereof for the uses permitted hereunder solely to permit such issuances, sales and such uses of those proceeds; provided however, that nothing herein shall waive any restriction on the ability of the Parent and its Subsidiaries to make any Restricted Payment under Section 10.7 of the Note Purchase Agreement, any restriction contained in Section 10.8 of the Note Purchase Agreement, any restriction on the ability of the Parent and its Subsidiaries to enter into any of the Exchange Documents under Section 10.1 of the Note Agreement, or, except as specifically provided herein with respect to such issuances, sales and such uses of those proceeds, any other restriction contained in the Note Purchase Agreement on the ability of the Parent and its Subsidiaries to exercise any rights with respect to the Senior Exchangeable Preferred Stock so issued);

        (b)      any Default or Event of Default that resulted

                  (i) under Section 7(i) or Section 10.4 of the Note Purchase Agreement, solely from the Company's and the Parent's failure to obtain the prior consent of the Purchaser to the purchase of the Capital Stock of Dana Brazil,

                  (ii) under Section 7(i) or Section 10.17 of the Note Purchase Agreement, solely as a result of the Company's and the Parent's failure to give the Purchaser prior notice pursuant to said Section 10.17 of the matters more particularly set forth in the revised Schedules to the Note Purchase Agreement and the Security Documents which are attached to this Amendment, and

                  (iii) under Section 7(i), Section 10.12 or Section 10.19 of the Note Purchase Agreement, solely as a result of the amendments addressed

Amendment No. 4 and Waiver
to Note Purchase Agreement
Dated As of May 29, 1996
Page 7


                  in Section 1(a)(iii) and (iv) of this Amendment not having been effective prior to the Effective Date;

                  (c) the requirements under Sections 9.5 and 9.6 of the Note Purchase Agreement, solely as they relate to the obligation of Dana Brazil to mortgage to the Collateral Agent any real property now owned by Dana Brazil and, until June 21, 1996, as such requirements relate to the delivery of the documents more particularly identified in Section 3 hereof; and

                  (d) the requirements of Section 10.7 of the Note Purchase Agreement (and any other applicable provision of the Note Purchase Agreement), solely to permit the Company (i) to make Great American Deposits up to an aggregate of not more than $600,000 of such deposits, and (ii) at any time after the Parent has sold an aggregate of $20,000,000 liquidation value of its Senior Exchangeable Preferred Stock to CIBC pursuant to the Securities Purchase Agreement (without giving effect to the liquidation value of any Senior Exchangeable Preferred Stock issued as a dividend on any such Senior Exchangeable Preferred Stock), to make Additional Deposits; provided however, after giving effect to any Great American Deposit or Additional Deposit the aggregate amount of all such deposits shall not exceed $2,000,000; and provided further, that nothing in this Section 2(d) shall waive any requirement under Section 10.4 of the Note Purchase Agreement with respect to any Pending Acquisition (other than that the Company may make the deposits with respect thereto permitted hereunder).

         3. Subsidiary Guarantee, etc. On or before June 21, 1996, the Company shall, or shall cause its Subsidiaries, to deliver to the Purchaser each of the following documents, each in form and substance satisfactory to the Purchaser:

                  (a) a Subsidiary Guarantee, duly executed and delivered by Dana Brazil;

                  (b) a Subsidiary Security Agreement, duly executed and delivered by Dana Brazil;

                  (c) a Commitment to Provide a Mortgage Guarantee, duly executed by the Company and Dana Brazil;

Amendment No. 4 and Waiver
to Note Purchase Agreement
Dated As of May 29, 1996
Page 8



                  (d) a Brazilian Pledge Agreement in substantially the form of Annex III to the New Dana U.S. Subsidiary Security Agreement, duly executed by New Dana;

                  (e) evidence that the pledge of the Capital Stock of Dana Argentina has been perfected in the manner set forth in Section 7.2(b) of the New Dana U.S. Subsidiary Security Agreement;

                  (f) the certificate(s) representing the outstanding Capital Stock of Dana Brazil, together with powers of attorney duly executed by New Dana and the officer of the Parent designated to be the holder of record of one share of such Capital Stock, respectively; and

                  (g) a satisfactory opinion of the Company's local counsel in Brazil addressing those matters set forth in Exhibit F-5 to the Note Purchase Agreement.

         4. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Effective Date") on which the Purchaser has received all of the following documents:

                  (a) a counterpart of this Amendment, duly executed and delivered by the Parent and the Company;

                  (b) the acknowledgement and agreement attached to this Amendment, duly executed and delivered by each Subsidiary of the Company which has entered into a Subsidiary Guarantee;

                  (c) such form UCC-3 amendments and form UCC-1 financing statements as the Collateral Agent may request;

                  (d) an Assignment for Security in the form of Appendix I to the Intellectual Property Security Agreement, duly executed and delivered by New Dana; and

                  (e) a certificate from an Authorized Officer of the Company dated the Effective Date, certifying as to the matters set forth in
        Section 5 of this Amendment.

Amendment No. 4 and Waiver
to Note Purchase Agreement
Dated As of May 29, 1996
Page 9


         5. Representations and Warranties: No Default or Event of Default. Each of the Company and the Parent hereby represents, warrants, covenants and agrees as follows, on and as of the Effective Date after giving effect to this
Amendment:

                  (a) the representations and warranties contained in Section
         4.1 through 4.35; inclusive and elsewhere in the Note Purchase Agreement, and the representations and warranties contained in the Related Documents shall be true and correct on and as of the Effective Date with the same effect as if such representations and warranties had been made on and as of the Effective Date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date; and

                  (b) no Default or Event of Default shall have occurred and be continuing.

         6. Effect of Amendment. It is hereby agreed that, except as specifically provided herein, this Amendment does not in any way amend, modify, affect or impair the terms, conditions and other provisions of the Note Purchase Agreement, the Notes or the Related Documents, or the obligations of the Company, the Parent or New Dana thereunder, and all terms, conditions and other provisions of the Note Purchase Agreement, the Notes and the Related Documents shall remain in full force and effect except to the extent specifically amended or otherwise specifically modified pursuant to the provisions of this Amendment. If any representation or warranty in this Amendment shall fail to be true and correct in any material respect, such failure and any failure to fully satisfy any other term or condition of this Amendment shall automatically, and without the requirement of any notice to the Company or the Parent, constitute an Event of Default under the Note Purchase Agreement.

         7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument.

         8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW
YORK.


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
Amendment No. 4 and Waiver
to Note Purchase Agreement
Dated As of May 29, 1996
Page 10

     If the foregoing is acceptable, please sign and return a copy of this Amendment to indicate your agreement to the terms hereof.

                                            Very truly yours,

                                            COSMAR CORPORATION


                                            By: /s/ John R. Jackson
                                               -----------------------------
                                               Title: VP

                                            RENAISSANCE COSMETICS, INC.


                                            By: /s/ John R. Jackson
                                               -----------------------------
                                               Title: VP


Accepted and Agreed as
of date first above written

NOMURA HOLDING AMERICA INC.,
Individually and as Collateral Agent


By: /s/ Howard Gellis
    ----------------------------------
    Title: Attorney-in-Fact

Amendment No. 4 and Waiver
to Note Purchase Agreement
Dated As of May 29, 1996
Page 11

                         ACKNOWLEDGEMENT AND AGREEMENT

         The terms and provisions of the foregoing Amendment No. 4 and Waiver to Note Purchase Agreement and Amendment No. 2 to Security Documents, dated as of May 29, 1996 (the "Fourth Amendment"), with respect to the Note Purchase Agreement, dated as of December 21, 1994, as amended or otherwise modified by Waiver No. 1 to Note Purchase Agreement, dated as of December 22, 1994, Waiver No. 2 to Note Purchase Agreement, dated as of January 12, 1995, Waiver No. 3 to Note Purchase Agreement, dated as of February 28, 1995, Waiver No. 4 to Note Purchase Agreement, dated as of March 24, 1995, Amendment No. 1 and Waiver to Note Purchase Agreement, dated as of April 7, 1995, Amendment No. 2 to Note Purchase Agreement, dated as of September 8, 1995, Waiver to Note Purchase Agreement, dated as of September 18, 1995, Waiver to Note Purchase Agreement, dated as of December 22, 1995, Amendment No. 3, Waiver and Consent to Note Purchase Agreement, Limited Waiver to Note Purchase Agreement, dated as of February 13, 1996 (as so amended, the "Note Purchase Agreement"), each among Cosmar Corporation, a Delaware corporation (the "Company"), Renaissance Cosmetics, Inc., a Delaware corporation (the "Parent"), and Nomura Holding America Inc., a Delaware corporation (together with its successors and assigns, collectively, the "Purchaser"), and the Security Documents referred to in the Note Purchase Agreement, and the transactions contemplated by the Note Purchase Agreement and the Security Documents as amended by the Fourth Amendment, are hereby severally and not jointly acknowledged and agreed to by each of the undersigned Subsidiaries of the Company, and each hereby severally and not jointly confirms its respective Subsidiary Guarantee with respect to the Obligations under, and as the foregoing capitalized terms are defined in, the Note Purchase Agreement, as so amended, and New Dana hereby confirms its agreement to the amendment of the U.S Subsidiary Security Agreement to which it is a party in the manner provided in Section 1(d) of the Fourth Amendment.

         This Acknowledgement and Agreement may be executed by each Subsidiary of the Company in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument.

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
Amendment No. 4 and Waiver
to Note Purchase Agreement
Dated As of May 29, 1996
Page 12

         IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgement and Agreement to be executed and delivered by its respective duly authorized officer as of the date first above written.

DANA PERFUMES CORP.
HOUBIGANT (1995) LIMITED/
  HOUBIGANT (1995) LIMITEE
DANA PERFUMES (CANADA) LTD.
DANA S.A.
PERFUMES DANA S.A.I.C.
FINANCIERA DE PERFUMERIA S.A.
ESTALVI S.A.
MARCAFIN S.A.
C.O.M.I.N.S.A.
PERFUMES AND COSMETICS IMPORTERS, INC.
PARFUMS DANA EXPORT CORP.
RSH 149, S.A.R.L.
PERFUMES DANA DO BRASIL, S.A.

By /s/ John R. Jackson
   ---------------------------
   Title: VP

       (of each party hereto)